The Saratoga Advantage Trust

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Supplement dated April 1, 2011 to the Prospectus

Dated February 1, 2011

of the James Alpha Global Enhanced Real Return Portfolio (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Reference is made to the section entitled “Portfolio Managers” located on page 8 of the Prospectus.   This information contained in this section is deleted in its entirety and replaced with the following:

Portfolio Managers.  John Brynjolfsson, Chief Investment Officer and Managing Director at Armored Wolf, serves as the Portfolio’s portfolio manager.  From February 2011 (inception of the Portfolio) through March 31, 2011, Mr. Brynjolfsson co-managed the Portfolio.

Reference is made to the section entitled “MANAGEMENT OF THE PORTFOLIO” beginning on page 18 of the Prospectus. All references to Ronald L. Solberg under the sub-heading “Portfolio Managers” are deleted.

Please retain this supplement for future reference.